POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Thomas C. Gallagher
Thomas C. Gallagher
Date: March 25, 2014

State of:        GEORGIA
County of:        FULTON

On this 25th     day of March      , 2014, before me personally appeared Thomas C. Gallagher, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert
Notary Public

My Commission expires: 5-19-2014

[NOTARY SEAL]

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ George C. Guynn
George C. Guynn
Date: March 26, 2014

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ John R. Holder
John R. Holder
Date: March 25, 2014

State of:        GEORGIA
County of:        FULTON

On this 25th     day of March      , 2014, before me personally appeared John R. Holder, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert
Notary Public

My Commission expires: 5-19-2014

[NOTARY SEAL]

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director or significant shareholder of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5 and Schedules 13G, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ J. Hicks Lanier
J. Hicks Lanier
Date: March 25, 2014

State of:        GEORGIA
County of:        FULTON

On this 25th     day of March      , 2014, before me personally appeared J Hicks Lanier, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert
Notary Public

My Commission expires: 5-19-2014

[NOTARY SEAL]

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ J. Reese Lanier
J. Reese Lanier
Date: March 25, 2014

State of:        GEORGIA
County of:        FULTON

On this 25th     day of March      , 2014, before me personally appeared J Reese Lanier, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert
Notary Public

My Commission expires: 5-19-2014

[NOTARY SEAL]

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Dennis M. Love
Dennis M. Love
Date: March 25, 2014

State of:        GEORGIA
County of:        FULTON

On this 25th     day of March      , 2014, before me personally appeared Dennis M. Love, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert
Notary Public

My Commission expires: 5-19-2014

[NOTARY SEAL]

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Clarence H. Smith
Clarence H. Smith
Date: March 25, 2014

State of:        GEORGIA
County of:        FULTON

On this 25th     day of March      , 2014, before me personally appeared Clarence H. Smith, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert
Notary Public

My Commission expires: 5-19-2014

[NOTARY SEAL]

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Clyde C. Tuggle
Clyde C. Tuggle
Date: March 28, 2014

POWER OF ATTORNEY

The undersigned, a director of Oxford Industries, Inc. (the “Company”), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Act”). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ E. Jenner Wood III
E. Jenner Wood III
Date: March 25, 2014

State of:        GEORGIA
County of:        FULTON

On this 25th     day of March      , 2014, before me personally appeared E. Jenner Wood III, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert
Notary Public

My Commission expires: 5-19-2014

[NOTARY SEAL]